UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

KBS LEGACY PARTNERS APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54673	27-0668930
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
Distribution Declared
On April 5, 2017, KBS Legacy Partners Apartment REIT, Inc.’s (the “Company”) board of directors declared a special distribution in the amount of $1.00 per share of common stock to stockholders of record as of the close of business on April 20, 2017 (the “Special Distribution”). The board of directors has designated the Special Distribution as ineligible for reinvestment through the Company’s dividend reinvestment plan. The Special Distribution will be funded from the Company’s net proceeds from the sale of Wesley Village on March 9, 2017. The Company expects to pay the Special Distribution on or about May 1, 2017.
Estimated Value Per Share
On April 5, 2017, the Company’s board of directors approved an estimated value per share of the Company’s common stock of $8.35, effective April 20, 2017 (the “EVPS”). The Company is providing the EVPS to assist broker-dealers that participated in the Company’s public offerings in meeting their customer account statement reporting obligations under National Association of Securities Dealers (the “NASD”) Conduct Rule 2340 as required by the Financial Industry Regulatory Authority (“FINRA”). The EVPS is equal to the December EVPS (defined below), reduced for the impact of the anticipated payment of the Special Distribution to the Company’s stockholders on or about May 1, 2017. This valuation was performed in accordance with the provisions of and also to comply with Practice Guideline 2013-01, Valuations of Publicly Registered, Non-Listed REITs, issued by the Investment Program Association (“IPA”) in April 2013 (the “IPA Valuation Guidelines”).
Methodology
Determination of the December EVPS
On December 9, 2016, the Company’s board of directors approved an estimated value per share of the Company’s common stock of $9.35 (the “December EVPS”), as calculated and recommended by KBS Capital Advisors LLC, the Company’s external advisor (the “Advisor”). The December EVPS is based on the estimated value of the Company’s assets less the estimated value of the Company’s liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2016. In connection with the determination of the December EVPS and with the approval of its conflicts committee, the Company engaged CBRE, Inc., an independent, third-party valuation firm (“CBRE”), to perform appraisals of the Company’s 11 real estate properties and, through an affiliate, to provide a range of the estimated value per share of the Company’s common stock as of December 9, 2016, which range was equal to $8.26 to $10.48 (the “December EVPS Range”). CBRE utilized its appraisals of the Company’s 11 real estate properties and valuations performed by the Advisor of the Company’s cash, other assets, mortgage debt and other liabilities to determine the December EVPS Range. The December EVPS represents the approximate mid-range value of the December EVPS Range, as indicated in CBRE’s valuation report and recommended by the Advisor, which approximate mid-range value was based on CBRE’s appraisals of the Company’s real estate properties and valuations performed by the Advisor of the Company’s cash, other assets, mortgage debt and other liabilities.
The Company provided the December EVPS to assist broker-dealers that participated in its public offerings in meeting their customer account statement reporting obligations under NASD Conduct Rule 2340 as required by FINRA and the valuation was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines.
For a full description of the methodologies and assumptions used to value the Company’s assets and liabilities in connection with the calculation of the December EVPS, see Part II, Item 5, “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities - Market Information” in the Company’s Annual Report on Form 10-K, filed with the SEC on March 10, 2017.
Determination of the EVPS
In order to determine the EVPS, the Company’s board of directors subtracted the Special Distribution of $1.00 per share from the December EVPS of $9.35, resulting in the EVPS of $8.35.
Limitations of the EVPS
As mentioned above, the Company is providing the EVPS to assist broker-dealers that participated in the Company’s public offerings in meeting their customer account statement reporting obligations. This valuation was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines. The EVPS will first appear on the April 30, 2017 customer account statements that will be mailed in May 2017. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share, and this difference could be significant. The EVPS is not audited and does not represent the fair value of the Company’s assets less the fair value of the Company’s liabilities according to GAAP.

Accordingly, with respect to the EVPS, the Company can give no assurance that:

•	a stockholder would be able to resell his or her shares at the EVPS;

•	a stockholder would ultimately realize distributions per share equal to the EVPS upon liquidation of the Company’s assets and settlement of the Company’s liabilities or a sale of the Company;

•	the Company’s shares of common stock would trade at the EVPS on a national securities exchange;

•	an independent third-party appraiser or third-party valuation firm would agree with the EVPS; or

•	the methodology used to determine the EVPS would be acceptable to FINRA or for compliance with ERISA reporting requirements.
The EVPS is equal to the December EVPS, reduced by the amount of the Special Distribution, as described above. The value of the Company’s shares will fluctuate over time in response to developments related to individual assets in the Company’s portfolio and the management of those assets, in response to the real estate and finance markets and due to other factors. Because of, among other factors, the Company’s relatively small asset base, the high concentration of the Company’s total assets in real estate, and the number of shares of the Company’s common stock outstanding, any change in the value of individual assets in the portfolio, particularly changes affecting the Company’s real estate properties, could have a significant impact on the value of the Company’s shares. The EVPS does not reflect a discount for the fact that the Company is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. The EVPS also does not take into account estimated disposition costs and fees for real estate properties, debt prepayment penalties that could apply upon the prepayment of certain of the Company’s debt obligations or the impact of restrictions on the assumption of debt.
Forward-Looking Statements
The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. Even small changes to these assumptions could result in significant differences in the values of the Company’s real estate properties and the EVPS.
Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the EVPS. The forward-looking statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Date:	April 11, 2017	By:	/s/ JEFFREY K. WALDVOGEL
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary
(principal financial officer)